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                                                                    EXHIBIT 10.2











                              --------------------


                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                              --------------------

                                     BETWEEN

                             MAYOR'S JEWELERS, INC.

                                       AND

                             HENRY BIRKS & SONS INC.



                          DATED AS OF FEBRUARY 25, 2003




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         AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of February 25, 2003, between Mayor's Jewelers, Inc., a Delaware corporation (the "SELLER"), and Henry Birks & Sons Inc., a Canadian corporation (the "PURCHASER").

         WHEREAS, subject to the terms and subject to the conditions set forth in the Investment Agreement dated as of August 20, 2002 between the Seller and the Purchaser, wherein the Purchaser subscribed for and purchased from the Seller, and the Seller issued and sold to the Purchaser, a total of 15,050 shares of Series A Convertible Preferred Stock of the Seller (the "Shares") convertible into 50,166,667 shares of, and warrants (the "Warrants") exercisable to purchase 37,272,787 shares of, the Common Stock, par value $0.0001 (the "Common Stock"), of the Seller;

         WHEREAS, the Shares and the Warrants and the Common Stock issuable upon conversion of the Shares or exercise of the Warrants have not been registered under the Securities Act of 1993, as amended (the "Securities Act");

         WHEREAS, subject to the terms and subject to the conditions set forth in the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") dated as of August 20, 2002 between the Seller and Purchaser, the Seller and the Purchaser agreed to provide for certain rights and obligations with respect to the registration under the Securities Act of the Common Stock issuable upon conversion of the Shares or exercise of the Warrants;

         WHEREAS, the Seller and the Purchaser wish to amend the terms and conditions of the Registration Rights Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Seller and the Purchaser hereby agree as follows:

         SECTION 1. S-3 REGISTRATION STATEMENT. AT ANY TIME 72 DAYS FOLLOWING THE DATE HEREOF, UPON THE WRITTEN REQUEST OF THE PURCHASER, THE SELLER SHALL BE OBLIGATED TO:

         (a) Prepare and file a registration statement with the SEC on Form S-3 under the Securities Act (or in the event that the Seller is ineligible to use such form, such other form as the Seller is eligible to use under the Securities
Act) (the "Registration Statement") covering the resale of the Common Stock held by the Purchaser following conversion of its Shares or upon exercise of its Warrants (the "Registrable Securities"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. Such Registration Statement shall, in addition and without limitation, register (pursuant to Rule 416 under the Securities Act, or otherwise) such additional indeterminate number of Registrable Securities as shall be necessary to prevent dilution resulting from stock splits, stock dividends or similar transactions. Thereafter, the Seller shall use its reasonable best efforts to cause such Registration Statement and other filings to be declared effective as soon as practicable.

         (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement as set forth in the Registration Statement and then on a continuous basis in


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accordance with Rule 415 under the Securities Act; and, notify the Purchaser of the effectiveness of such Registration Statement and any amendments or supplements thereto.

         (c) Furnish to the Purchaser such numbers of copies of a current prospectus conforming with the requirements of the Securities Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as the Purchaser may reasonably require in order to facilitate the disposition of Registrable Securities owned by the Purchaser.

         (d) Register and qualify, or obtain an appropriate exemption from registration or qualification for, the securities covered by such Registration Statement under such other securities or "Blue Sky" laws of each jurisdiction of the United States as the Purchaser may reasonably request, (B) prepare and file in those jurisdictions such supplements (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof, (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times, and (D) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided that the Seller shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation in any jurisdiction in which it is not now qualified, or to file a general consent to service of process in any jurisdiction with respect to matters unrelated to the issuance of the Common Stock pursuant hereto.

         (e) Promptly notify the Purchaser in writing of the happening of any such event as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its reasonable best efforts to promptly update and/or correct such prospectus to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request.

         (f) Promptly notify the Purchaser of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Seller shall take all actions necessary to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

         (g) Permit counsel, designated by the Purchaser to review (A) the Registration Statement and (B) all amendments and supplements thereto relating to information concerning the Purchaser within a reasonable period of time prior to filing thereof, to the extent practicable.

         (h) List the Registrable Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the shares of Common Stock are traded.



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         (i) If applicable, take all steps necessary to enable the Purchaser to avail itself of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Securities Act.

         (j) Provide a CUSIP number and a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         (k) At the reasonable request of the Purchaser, prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         (l) Furnish to the Purchasers (i) a "10b-5 negative assurances letter" from the Seller's counsel and (ii) an independent auditor's comfort letter, each of which shall be addressed to the Purchaser and similar to such as would be provided in an underwritten offering.

         (m) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

         SECTION 2. SUSPENSION OF REGISTRATION STATEMENT. Upon written notice to the Purchaser, the Seller may suspend the use of any prospectus used in connection with the Registration Statement if the Board of Directors of the Seller determines in good faith based upon advice of counsel that the use of the prospectus would be misleading because of material non-public information known to the Seller and disclosure of which is determined by the Board of Directors to be materially detrimental to the Seller and is not otherwise required by law; provided, however, that the Seller may utilize this provision only once in any twelve (12) month period and any such suspension shall not exceed forty-five
(45) calendar days. The Seller will use its reasonable best efforts to cause any such suspension to terminate at the earliest possible date.

         SECTION 3. EXPENSES. The Seller shall pay the expenses incurred by it in complying with its obligations under this Agreement, including all registration and filing fees, exchange listing fees, the fees and expenses of counsel for the Seller, the reasonable fees and expenses of one counsel retained by the Purchaser or the Purchasers, which counsel shall be reasonably satisfactory to the Seller, and the fees and expenses of accountants for the Seller, but excluding any brokerage fees, selling commissions or underwriting discounts incurred by the Purchaser in connection with sales under the Registration Statement.

         SECTION 4. REGISTRATION OTHER THAN ON FORM S-3. The Seller shall seek to continue to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Seller is ineligible to use form, such form as the Seller is eligible to use under the Securities Act. If the Seller is ineligible to use Form S-3, the Purchaser may, on demand (a "Demand Right"), require the Seller to register the Registrable Securities under


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the Securities Act on such other form the Seller is eligible to use, and may require the Seller to do so on up to three (3) separate registration statements (each a "Demand Right Registration Statement"); in addition to other rights of the Purchaser under this Agreement, the Purchaser may require the Seller to register the Registrable Securities on any registration statement of the Seller filed with the SEC for purposes of a public offering of the Seller's securities.

         SECTION 5. EFFECTIVENESS OF REGISTRATION STATEMENT. In the case of the registration effected by the Seller pursuant to this Agreement, the Seller will use its reasonable best efforts to keep such registration effective until the Purchaser has completed the sales or distribution described in the Registration Statement relating thereto or, if earlier, until such Registrable Securities may be sold under Rule 144(k) (provided that the Seller's transfer agent has accepted an instruction from the Seller to such effect).

         SECTION 6. INDEMNIFICATION. i) The Seller will indemnify the Purchaser, each of its directors, officers and partners, and each person controlling the Purchaser within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any registration, qualification or compliance effected by the Seller pursuant to this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Seller of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Seller and relating to action or inaction required of the Seller in connection with any such registration, qualification or compliance, and will reimburse the Purchaser, each of its officers, directors and partners, and each person controlling the Purchaser, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Seller will not be liable in any such case to the Purchaser to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Seller by or on behalf of the Purchaser therefor and stated to be specifically for use therein. The indemnity agreement contained in this Agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Seller (which consent will not be unreasonably withheld).

         (a) The Purchaser (the "Indemnifying Purchaser") will severally indemnify the Seller, each of its directors, officers and partners, each person who controls the Seller within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Seller and its directors, officers and partners, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular


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or other document in reliance upon and in conformity with written information furnished to the Seller by such Indemnifying Purchaser and stated to be specifically for use therein; provided, however, that the obligations of an Indemnifying Purchaser hereunder shall be limited to an amount equal to the net proceeds received by such Indemnifying Purchaser of securities sold pursuant to the Registration Statement. The indemnity agreement contained in this Agreement shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of the Indemnifying Purchaser (which consent shall not be unreasonably withheld).

         (b) Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at the Indemnified Party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless, and only to the extent that, the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         (c) If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section, the Purchaser shall not be required to contribute any amount in excess of the gross proceeds received by the Purchaser from securities sold pursuant to the Registration Statement.



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         (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         SECTION 7. AVAILABLE INFORMATION. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Seller agrees to use its reasonable best efforts to (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, or any successor rule, at all times after the date hereof, (ii) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Seller under the Securities Act and the Exchange Act at any time, and (iii) so long as the Purchaser owns any Registrable Securities, furnish to the Purchaser upon request, a written statement by the Seller as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Seller, and such other reports and documents so filed as the Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing the Purchaser to sell any such securities without registration.

         SECTION 8. NOTICE TO THE SELLER. The Purchaser shall notify the Seller in writing promptly after, and in no event later than five (5) business days after, the sale or other disposition by the Purchaser of any of the Registrable Securities.

         SECTION 9. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

         SECTION 10. NO THIRD PARTY BENEFICIARIES. Except for the provisions of
Section 1.06 relating to indemnified parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person, including, without limitation, any union or any employee or former employee of the Seller, any legal or equitable right, benefit or remedy of any nature whatsoever, including, without limitation, any rights of employment for any specified period, under or by reason of this Agreement.

         SECTION 11. CURRENCY. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars.


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         SECTION 12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and
(b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

         SECTION 13. WAIVER OF JURY TRIAL. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other party hereto have been induced to enter into this Agreement and the transactions contemplated by this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 13.

         SECTION 14. HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 15. COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         SECTION 16. ASSIGNMENT. The Purchaser may assign its registration rights under this Agreement in connection with a transfer of the Registrable Securities to any person (an "Affiliate") that, directly or indirectly, controls a majority of the voting securities of the Purchaser, provided each such assignee agrees in a written instrument delivered to the Seller to be bound by this Agreement; provided, however, that notwithstanding an assignment of the registration rights under this Agreement by the Purchaser to one or more Affiliates, the Purchaser and Affiliates shall together be entitled to no more than three (3) Demand Rights in the aggregate and in no event shall the Seller be required to register the Registrable Securities on more than three (3) separate Demand Right Registration Statements.

         SECTION 17. PIGGY-BACK RIGHTS. Each time the Seller files a registration statement with the SEC in accordance with either Section 1 or
Section 4 of this Agreement, any person (a "Transferee") to whom the Purchaser


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has transferred Registrable Securities ("Transferred Registrable Securities"),
regardless of whether such Transferee is an Affiliate, shall be entitled to have the resale of such Transferred Registrable Securities by the Transferee registered under such registration statement.

         SECTION 18. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the provision for certain rights and obligations with respect to the registration under the Securities Act of the Common Stock issuable upon conversion of the Shares or exercise of the Warrants. This Agreement supersedes all prior agreements (including, but not limited to, the Registration Rights Agreement), understandings and negotiations with respect to the provision of the aforementioned rights and obligations.











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         IN WITNESS WHEREOF, the Seller and the Purchaser have caused this
Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                  MAYOR'S JEWELERS, INC.


                                  By:    /s/ JOSEPH KEIFER, III
                                        -------------------------------
                                         Name:  Joseph Keifer, III
                                         Title: Chief Operating Officer




                                  HENRY BIRKS & SONS INC.


                                  By:    /s/ THOMAS A. ANDRUSKEVICH
                                        -------------------------------
                                         Name:  Thomas A. Andruskevich
                                         Title: President & CEO











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